                                                                  EXHIBIT 10.15
                                                                  -------------

                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     This COMMON STOCK AND WARRANT PURCHASE AGREEMENT (this "AGREEMENT") is made as of this 28th day of February, 2001 between SeaChange International, Inc., a Delaware corporation (the "COMPANY"), and Comcast SC Investment, Inc., a Delaware corporation (the "PURCHASER").

                                   RECITALS

     WHEREAS, the Company and the Purchaser entered into that certain Common Stock and Warrant Purchase Agreement dated as of December 1, 2000 (the "INITIAL AGREEMENT"), pursuant to which the Company agreed to issue and sell to the Purchaser, and the Purchaser agreed to purchase from the Company, shares of the Company's Common Stock, $0.01 par value per share (the "COMMON STOCK"), and a warrant to purchase additional shares of Common Stock, which Initial Agreement was terminated by mutual written consent of the Company and the Purchaser pursuant to Section 9.1(a) thereof; and

     WHEREAS, the Company now desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, shares of the Company's Common Stock and a warrant to purchase additional shares of Common Stock, all on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

SECTION 1

                 PURCHASE AND SALE OF COMMON STOCK AND WARRANT

     1.1  PURCHASE AND SALE OF COMMON STOCK AND WARRANT.  Upon the terms and
          ---------------------------------------------
subject to the conditions of this Agreement, at the Closing (as defined in
Section 2.1 below), the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, 756,144 shares (the "SHARES") of Common Stock and a warrant (the "WARRANT") to purchase 100,000 shares of Common Stock, subject to increase and adjustment as provided therein (the "WARRANT SHARES"), for an aggregate purchase price of $10,000,004.40 (the "PURCHASE PRICE"). The Warrant shall have the rights, preferences, privileges and restrictions set forth in the form of Warrant attached hereto as Exhibit A (the
                                                                 ---------
"WARRANT CERTIFICATE").

     1.2  POST-CLOSING ADJUSTMENT.
          -----------------------

          (a) If, on the Effective Date (as defined in Section 7.1(a)(ii) below), the Effective Price (as defined below) of the Common Stock is less than $13.225, the Company shall issue to the Purchaser, without any additional consideration therefor, such number of additional shares of Common Stock, rounded up or down to the nearest whole share (the "ADDITIONAL SHARES") as is equal to the difference between (i) the number obtained by dividing (A) the Purchase Price by (B) the Effective Price of the Common Stock on the Effective Date, and (ii) the number of Shares actually issued and sold to the Purchaser on the Closing Date. Notwithstanding the foregoing, in no event shall the number of Additional Shares that the Company is required to issue pursuant to this Section
1.2 exceed such number of shares of Common Stock as would require the Company to obtain shareholder approval pursuant to The Nasdaq Stock Market Rule 4350(i)(D) (the "NASDAQ RULE"); provided, that, in the event that the number of Additional Shares to be issued pursuant the terms of this Section 1.2 and/or the Warrant Number (as such term is defined in the Warrant) would be required to be so limited as a result of the Nasdaq Rule, the Warrant Number shall be limited first by the amount of the Additional Warrant Number (as such term is defined in the Warrant) and the number of Additional Shares to be issued pursuant hereto shall only be limited to the extent required as a result of the Nasdaq Rule after such limitation imposed upon the Warrant Number. No adjustment shall be made if the Effective Price of the Common Stock is equal to or greater than $13.225 on the Effective Date.

          (b) For purposes of this Section 1.2, the following terms shall have the following meanings:

               (i) "EFFECTIVE PRICE" on the Effective Date shall mean the lesser of (A) ninety-two percent (92%) of the Closing Price (as defined below) of the Common Stock on the Effective Date or (B) the average of the Closing Prices of the Common Stock for the five consecutive Trading Days (as defined below) ending on the Effective Date.

               (ii) "CLOSING PRICE" shall mean, for any given day, the reported last sale price regular way of the Common Stock on such day (and, in case no reported sale takes place on such day, the average of the reported closing bid and asked prices regular way on such day shall be used in place of the reported last sale price regular way) on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq National Market System or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market System, the average of the closing bid and asked prices in the over-the-counter market on such day as furnished by any New York Stock Exchange member firm reasonably selected from time to time by the Board of Directors of the Company for that purpose.

               (iii) "TRADING DAY" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday other than any day on which the Common Stock is not traded on the applicable securities exchange or in the applicable securities market.

                                   SECTION 2

                            CLOSING DATE; DELIVERY

     2.1  CLOSING DATE. The closing of the purchase and sale of the Shares and
          ------------
the Warrant hereunder (the "CLOSING") shall be held (i) at the offices of the Company at 5:00 p.m. on the date hereof, or (ii) at such other time and place as the Company and the Purchaser mutually agree (the date of the Closing being hereinafter referred to as the "CLOSING DATE").

     2.2  DELIVERY. At the Closing, the Company shall deliver, or shall instruct
          --------
its transfer agent to deliver, to the Purchaser (i) a certificate or certificates representing the Shares, registered in the name of the Purchaser or its assigns, and (ii) the Warrant, in each case against payment of the Purchase Price therefor by wire transfer of immediately available funds to an account designated in writing by the Company.

     2.3  POST-CLOSING DELIVERY. Within two days following the Effective Date,
          ---------------------
the Company shall (a) compute the number of Additional Shares required to be issued pursuant to Section 1.2 above, (b) prepare a certificate signed by the treasurer of the Company setting forth the number of Additional Shares (even if such number is zero), showing in reasonable detail the facts upon which the calculation of such number of Additional Shares is based, (c) deliver a copy of such certificate to the Purchaser in accordance with the notice provisions of
Section 9.6, and (d) if the Company is required to issue any Additional Shares, deliver, or instruct its transfer agent to deliver, to the Purchaser a certificate or certificates representing such Additional Shares, registered in the name of the Purchaser or its assigns.

                                   SECTION 3

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except as disclosed in a document referring specifically to the representations and warranties in this Agreement that identifies by section number the section and subsection to which such disclosure relates and is delivered by the Company to the Purchaser prior to the execution of this Agreement, the Company hereby represents and warrants to the Purchaser as follows:

     3.1  ORGANIZATION. The Company is a corporation duly organized and validly
          ------------
existing under the laws of the State of Delaware and is in good standing under such laws. Each of the Company's subsidiaries is a corporation duly organized and validly existing under the laws of the jurisdiction of its organization and is in good standing under such laws. The Company has the requisite corporate power to own, lease and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The Company and each of its subsidiaries is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a materially adverse effect on the business, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT").

     3.2  AUTHORIZATION.  All corporate action on the part of the Company
          -------------
necessary for the authorization, execution, delivery and performance of this Agreement, the Warrant and the First Amended and Restated Registration Rights Agreement substantially in the form attached hereto as Exhibit B (the
                                                       ---------
"REGISTRATION RIGHTS AGREEMENT") by the Company and the authorization, sale, issuance and delivery of the Shares and Additional Shares (if any) hereunder and the Warrant Shares pursuant to the Warrant has been taken. This Agreement, the Warrant and the Registration Rights Agreement constitute legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to Section 7.1(e) of this Agreement and
Section 6 of the Registration Rights Agreement. Upon their issuance and delivery pursuant to this Agreement, the Shares, the Additional Shares (if any) and the Warrant will be duly authorized, validly issued, fully paid and nonassessable. Upon their issuance and delivery pursuant to the Warrant, the Warrant Shares will be duly authorized, validly issued, fully paid and nonassessable. The Shares, the Additional Shares (if any) and the Warrant, upon their issuance and delivery pursuant to this Agreement, and the Warrant Shares, upon their issuance and delivery pursuant to the Warrant, will be free of any liens or encumbrances other than as a result of any action by the Purchaser. The rights, preferences, privileges and restrictions of the Shares, the Additional Shares (if any) and the Warrant Shares are as stated in the Company's Certificate of Incorporation. The rights, preferences, privileges and restrictions of the Warrant are as stated in the Warrant Certificate. The Warrant Shares have been duly and validly reserved for issuance. The issuance and sale of the Shares, the Additional Shares (if any) and the Warrant and the subsequent issuance of the Warrant Shares upon exercise of the Warrant are not subject to and will not give rise to any preemptive rights or rights of first refusal applicable to the Company.

3.3  COMPLIANCE WITH LAW AND OTHER INSTRUMENTS; NO CONFLICT.
     ------------------------------------------------------

     (a) Neither the Company nor any of its subsidiaries is in violation of or default under, and has not received any notices of violation or default with respect to, (i) any provision of the Certificate of Incorporation or Bylaws of the Company, (ii) any mortgage, indenture, lease, contract or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries, properties or assets may be bound, or (iii) any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation of any federal, state or local government, court, administrative agency or commission or other governmental authority (each, a "GOVERNMENTAL ENTITY") applicable to the Company or any of its subsidiaries, properties or assets, including, but not limited to, any statute, law, ordinance, rule or regulation relating to the protection of the environment or concerning the handling, storage, disposal or discharge or toxic materials, except, in the case of (ii) and (iii), to the extent the effect of any such violation or default would not, individually or in the aggregate, have a Material Adverse Effect.

     (b) The execution and delivery of this Agreement, the Warrant and the Registration Rights Agreement, the issuance of the Shares, the Additional Shares (if any) and the Warrant and, upon exercise of the Warrant, the Warrant Shares, and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with, result in any violation of or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under, (i) any provision of the Certificate of Incorporation or Bylaws of the Company, (ii) any mortgage, indenture, lease, contract or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries, properties or assets may be bound, or (iii) any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation of any Governmental Entity applicable to the Company or any of its subsidiaries, properties or assets, except (A) in the case of (ii) and (iii), to the extent the effect of any such conflict, violation, default, termination, cancellation, acceleration or loss would not, individually or in the aggregate, have a Material Adverse Effect, or impair, delay or restrict the Company's power to perform its obligations with respect to the transactions contemplated hereby, and (B) in the case of (iii), any filings, consents or approvals required under the HSR Act (as defined in Section 7.7 below) that may be required with respect to the issuance of the Warrant Shares.

     3.4  SEC DOCUMENTS.
          -------------

     (a) The Company has filed all required reports, schedules, forms, statements and other documents required to be filed by the Company with the Securities and Exchange Commission (the "SEC") since January 1, 2000 (the "SEC DOCUMENTS"). As of their respective dates, (i) the SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (including the rules and regulations of the SEC promulgated thereunder, the "SECURITIES ACT") or the Securities Exchange Act of 1934, as amended (including the rules and regulations of the SEC promulgated thereunder, the "EXCHANGE ACT"), as the case may be, and (ii) none of the SEC Documents, except to the extent that information contained in any SEC Document has been revised or superseded by a later Filed SEC Document (as defined in Section 3.5 below), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. When the Registration Statement (as defined in Section 7.1(a)(i) below), as such may be amended from time to time, is declared effective by the SEC, such Registration Statement will comply in all material respects with the requirements of the Securities Act and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (b) The financial statements of the Company (including, in each case, any related notes thereto) included in the SEC Documents (including, without limitation, the audited consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1999) (i) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (ii) have been prepared in accordance with U.S. generally accepted accounting principles

("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and (iii) fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operation and cashflows for the periods then ending in accordance with GAAP (subject, in the case of the unaudited statements, to normal year end audit adjustments). Except as set forth in the Filed SEC Documents, neither the Company nor any of its subsidiaries has any material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of the Company and its consolidated subsidiaries or in the notes thereto, that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

     3.5  ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the SEC
          ------------------------------------
Documents filed and publicly available on the EDGAR system by December 31, 2000 "FILED SEC DOCUMENTS"), since the date of the most recent audited financial statements included in the Filed SEC Documents, there has not been (i) any declaration, setting aside or payment of any dividend or distribution (whether in cash, stock or property) with respect to any of the Company's capital stock,
(ii) any redemption, repurchase or other acquisition by the Company or any of its subsidiaries of any of the capital stock or other securities of the Company;
(iii) any split, combination or reclassification of any of its capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, (iv) any damage, destruction or loss of property, whether or not covered by insurance, that has or is likely to have a Material Adverse Effect, (v) any change in accounting methods, principles or practices by the Company materially affecting its assets, liabilities, or business, except insofar as may have been required by a change in GAAP, or (vi) any other development or event, or series of developments or events, that has or is likely to have a Material Adverse Effect, other than, in the case of (vi), changes affecting the industry in which the Company operates generally and changes affecting the world, United States or regional economy generally. To the Company's knowledge, there is no fact, matter or event as of the date hereof that would permit, and as of the Closing Date that will permit, the Company to effect a Sales Blackout Period (as defined in Section 7.1(d)(i) below).

     3.6  GOVERNMENTAL CONSENTS. In reliance on the representations of the
          ---------------------
Purchaser contained herein, no consent, approval, order or authorization of, or registration, designation, declaration or filing with, any Governmental Entity on the part of the Company is required in connection with the valid execution and delivery of this Agreement, the Warrant or the Registration Rights Agreement, the offer, sale or issuance of the Shares, the Additional Shares (if any), the Warrant and, upon exercise of the Warrant, the Warrant Shares, or the consummation of any other transaction contemplated hereby or thereby to occur at Closing, except such filings as may be required to be made with the SEC and the National Association of Securities Dealers, Inc. and, with respect to the issuance of the Warrant Shares, any filings, consents or approvals required under the HSR Act.

     3.7  LITIGATION. Except as is disclosed in the Filed SEC Documents, there
          ----------
is no private or governmental suit, action, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the knowledge of the Company, threatened, against the Company, any of its subsidiaries, or any of their respective officers or directors (in their capacities as such), properties or assets, that, if determined adversely to the Company, would, individually or in the aggregate,
(i) have a Material Adverse Effect, (ii) impair the ability of the Company to perform its obligations under this Agreement, the Warrant or the Registration Rights Agreement, or (iii) prevent the consummation of any of the transactions contemplated by said agreements. Except as is disclosed in the Filed SEC Documents, there is no judgment, decree or order against the Company, any of its subsidiaries or, to the knowledge of the Company, any of their respective officers or directors (in their capacities as such) relating to the business of the Company or any of its subsidiaries, the existence of which would, individually or in the aggregate, (i) have a Material Adverse Effect, (ii) impair the ability of the Company to perform its obligations under this Agreement, the Warrant or the Registration Rights Agreement, or (iii) prevent the consummation of any of the transactions contemplated by said agreements.

3.8  CAPITALIZATION.
     --------------

     (a) The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.01 per share, of the Company (the "PREFERRED STOCK").

     (b) As of February 23, 2001, there were (1) 22,048,424 shares of Common Stock issued and outstanding, (2) 40,500 shares of Common Stock held in the treasury of the Company, and (3) no shares of Preferred Stock issued and outstanding. As of February 23, 2001, there were 3,440,988 shares of Common Stock reserved for issuance upon exercise of outstanding stock options issued by the Company to current or former employees, directors and consultants of the Company and its subsidiaries.

     (c) All outstanding shares of the Common Stock are duly authorized, validly issued, fully paid and nonassessable, free from any liens created by the Company with respect to the issuance and delivery thereof and not subject to preemptive rights or other similar rights, and were issued in compliance with all applicable laws concerning the issuance of securities.

     (d) Other than (i) as disclosed in the Filed SEC Documents and (ii) stock options issued and employee stock purchases made under the Company's stock option, stock incentive and stock purchase plans described in the Filed SEC Documents, there are no outstanding (A) securities convertible into or exchangeable for the capital stock of the Company, (B) options, warrants or other rights to purchase or subscribe for any capital stock of the Company or securities convertible into or exchangeable for the capital stock of the Company, or (C) any other contracts, commitments, agreements, understandings, arrangements or other rights of any kind (including preemptive rights, anti-dilution rights, rights of first refusal and registration rights) to which the Company is a party or by which the Company is bound, or, to the Company's knowledge, to which any other Person is a party or by which any other Person is bound, relating to the issuance, conversion, registration, voting, sale or transfer of any equity interests or other securities of the Company or obligating the Company to purchase or redeem any such equity interests or other securities of the Company.

     3.9  STOCKHOLDERS' CONSENT. No consent or approval of the stockholders of
          ---------------------
the Company is required for the Company to enter into this Agreement, the Warrant and the Registration Rights Agreement, to issue the Shares, the Additional Shares (if any) and the Warrant and, upon exercise of the Warrant, the Warrant Shares, or to consummate the transactions contemplated hereby and thereby.

     3.10 INTELLECTUAL PROPERTY. Each of the Company and its subsidiaries (a) either owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, technology, software, know-how and trade secrets (collectively, "INTELLECTUAL PROPERTY") necessary to conduct the business now conducted by the Company and its subsidiaries and (b) either owns or possesses, or can acquire on commercially reasonable terms, adequate licenses or other rights to use all Intellectual Property necessary to conduct the business proposed to be conducted by the Company and its subsidiaries. Neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with (and knows of no such infringement of or conflict with) asserted rights of others with respect to any Intellectual Property used in the business of the Company and its subsidiaries, as such business is now conducted and as it is proposed to be conducted, and, to the Company's knowledge, none of the discoveries, inventions, products, services and processes used in the business of the Company and its subsidiaries, as such business is now conducted and as it is proposed to be conducted, infringe upon or conflict with any right or patent of any third party or any discovery, invention, product, service or process that is the subject of a patent application filed by any third party.

     3.11 AGREEMENTS WITH AFFILIATES; EMPLOYMENT AGREEMENTS; SPECIAL BENEFITS.
          -------------------------------------------------------------------

          (a) Except as otherwise disclosed in the Filed SEC Documents, there are no agreements, understandings or proposed transactions, in any such case involving obligations (contingent or otherwise) of, or payments to, the Company in excess of $500,000, between the Company and any of its officers, directors, Affiliates (as defined below) or any Affiliate thereof. For purposes of this Agreement, "AFFILIATE" means any Person directly or indirectly controlled by, controlling or under common control with another Person. For purposes of this definition, "CONTROL" means the power to direct the management of the Person in question.

          (b) Each of the Company's Chief Executive Officer, Chief Financial Officer and its four other most highly compensated executive officers has executed an employee noncompetition, nondisclosure and developments agreement with the Company in the form attached hereto as Exhibit C, without any
                                                ---------
modifications thereto, and has not entered into any other agreements with the Company relating to his or her employment, other than stock option agreements substantially in the form of the Company's standard Incentive Stock Option Agreement or Non-Qualified Stock Option Agreement.

          (c) There exist no provisions contained in any employment or severance agreement or benefit plan of the Company that provide for the payment, accrual or acceleration of any benefit to any Person as a result of the consummation of the transactions contemplated hereby.

     3.12 OFFERING VALID. Assuming the accuracy of the Purchaser's
          --------------
representations and warranties contained in Sections 4.3 through 4.7 hereof, the offer, issuance and sale of the Shares, the Additional Shares (if any) and the Warrant pursuant to the terms of this Agreement, and the Warrant Shares pursuant to the terms of the Warrant, will be exempt from the registration requirements of the Securities Act and will have been registered or qualified, or will be exempt from registration and qualification, under the requirements of all other applicable securities laws. None of the Company or any of its Affiliates, nor any Person acting on its or their behalf, has offered to sell or sold any Common Stock by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act that would subject the issuance and sale of the Shares, the Additional Shares (if any), the Warrant or the Warrant Shares to the registration provisions of the Securities Act.

                                   SECTION 4

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser hereby represents and warrants to the Company as follows:

     4.1  ORGANIZATION. The Purchaser is a corporation duly organized and
          ------------
validly existing and in good standing under the laws of Delaware, and Comcast Corporation, a Pennsylvania corporation, directly or indirectly owns all of the currently outstanding stock of the Purchaser.

     4.2  AUTHORITY.  All corporate action on the part of the Purchaser
          ---------
necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Purchaser has been taken. This Agreement and the Registration Rights Agreement have been duly executed and delivered by the Purchaser and constitute legal, valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to Section 7.1(e) of this Agreement and Section 6 of the Registration Rights Agreement. The execution and delivery of said agreements do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with or result in any violation of any obligation under any provision of the Certificate of Incorporation or Bylaws of the Purchaser or any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Purchaser.

     4.3  INVESTMENT. The Purchaser is acquiring the Shares, the Additional
          ----------
Shares (if any), the Warrant and the Warrant Shares for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof other than in compliance with applicable securities laws. The Purchaser understands that the sale of the Shares, the Additional Shares (if any) and the Warrant hereunder and the Warrant Shares upon exercise of the Warrant has not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations and warranties contained in this Section 4. It is understood that transfers by the Purchaser of the Shares, the Additional Shares (if any), the Warrant or the Warrant Shares, or any portion thereof, to one or more members of the Purchaser Group (as defined in Section 9.4 below) shall not be deemed to be inconsistent with this Section 4.3, and the Purchaser shall be permitted to make such transfers from time to time without restriction, so long as any such transfer complies with the Securities Act and any applicable state securities laws.

     4.4  DISCLOSURE OF INFORMATION. The Purchaser has had full access to all
          -------------------------
information it considers necessary or appropriate to make an informed investment decision with respect to the Shares, the Additional Shares (if any) and the Warrant to be purchased by the Purchaser under this Agreement. The Purchaser further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares, the Additional Shares (if any), the Warrant and the Warrant Shares and to obtain additional information necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.

     4.5  INVESTMENT EXPERIENCE. The Purchaser understands that the purchase of
          ---------------------
the Shares, the Additional Shares (if any), the Warrant and, upon exercise of the Warrant, the Warrant Shares involves substantial risk. The Purchaser has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Shares, the Additional Shares (if any), the Warrant and the Warrant Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Shares, the Additional Shares (if any), the Warrant and the Warrant Shares and protecting its own interests in connection with this investment.

     4.6  ACCREDITED INVESTOR STATUS.  The Purchaser is an "accredited investor"
          --------------------------
within the meaning of Regulation D promulgated under the Securities Act.

     4.7  RESTRICTED SECURITIES.
          ---------------------

          (a) The Purchaser understands that the Shares, the Additional Shares (if any) and the Warrant to be purchased by the Purchaser hereunder and the Warrant Shares to be purchased upon exercise of the Warrant are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that, under the Securities Act and applicable regulations thereunder, such securities may not be resold except as provided in Section 8 hereof.

          (b) The Purchaser acknowledges that the Shares, the Additional Shares (if any), the Warrant and the Warrant Shares have not been registered under the Securities Act and must be held indefinitely by the Purchaser unless they are registered under the Securities Act or an exemption from registration is available. The Purchaser further acknowledges that the Company is under no obligation to register the Warrant or, except as contemplated in the Registration Rights Agreement and Section 7.1 hereof, the Shares, the Additional Shares (if any) or the Warrant Shares.

          (c) The Purchaser is familiar with Rule 144 of the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act in general.

     4.8  GOVERNMENTAL CONSENTS. Partially in reliance on the representations of
          ---------------------
the Company contained herein, no consent, approval, order or authorization of, or registration, designation, declaration or filing with, any Governmental Entity on the part of the Purchaser is required in connection with the valid execution and delivery of this Agreement or the Registration Rights Agreement or the consummation of any transaction contemplated hereby or thereby to occur at Closing, except such filings as may be required to be made with the SEC and the National Association of Securities Dealers, Inc.

                                   SECTION 5

                   CONDITIONS TO OBLIGATION OF THE PURCHASER

     The Purchaser's obligation to purchase the Shares and the Warrant at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

     5.1  NO ORDER PENDING. There shall not then be in effect any order,
          ----------------
injunction or decree of any nature by any Governmental Entity enjoining or restraining the transactions contemplated by this Agreement.

     5.2  NO LAW PROHIBITING OR RESTRICTING SALE OF THE SHARES. There shall not
          ----------------------------------------------------
be in effect any law, rule or regulation prohibiting or restricting the sale of the Shares, the Additional Shares (if any), the Warrant or the Warrant Shares, or requiring any consent or approval of any individual, partnership, corporation, business trust, trust, unincorporated association, joint venture, Governmental Entity or other entity of whatever nature (each, a "PERSON") that shall not have been obtained to issue the Shares, the Additional Shares (if any), the Warrant or the Warrant Shares, except, with respect to the issuance of the Warrant Shares, any filings, consents or approvals required under the HSR Act.

     5.3  REGISTRATION RIGHTS AGREEMENT.  The Company shall have executed and
          -----------------------------
delivered the Registration Rights Agreement.

     5.4  OPINION OF COUNSEL. The Purchaser shall have received an opinion dated
          ------------------
as of the Closing Date of Testa, Hurwitz & Thibeault, LLP, counsel to the Company, substantially in the form attached as Exhibit D.

     5.5  CLOSING DELIVERIES. The Company shall have delivered to the Purchaser
          ------------------
all items required to be delivered by the Company at the Closing pursuant to
Section 2.2 hereof.

     5.6  ORGANIZATIONAL DOCUMENTS AND BOARD APPROVAL. The Company shall have
          -------------------------------------------
delivered to the Purchaser copies of (a) the Certificate of Incorporation of the Company, (b) the Bylaws of the Company and (c) resolutions duly adopted by the Board of Directors of the Company authorizing and approving (i) the consummation of the transactions contemplated hereby, (ii) the Company's execution and delivery of this Agreement and (iii) the Company's execution and delivery of the other documents described herein, in each case certified as true, complete and in full force and effect as of the Closing Date by an appropriate officer of the Company.

                                   SECTION 6

                    CONDITIONS TO OBLIGATION OF THE COMPANY

     The Company's obligation to issue and sell the Shares and the Warrant at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

     6.1  NO ORDER PENDING. There shall not then be in effect any order,
          ----------------
injunction or decree of any nature by any Governmental Entity enjoining or restraining the transactions contemplated by this Agreement.

     6.2  NO LAW PROHIBITING OR RESTRICTING THE SALE OF THE SHARES. There shall
          --------------------------------------------------------
not be in effect any law, rule or regulation prohibiting or restricting the sale of the Shares, the Additional Shares (if any), the Warrant or the Warrant Shares, or requiring any consent or approval of any Person that shall not have been obtained to issue the Shares, the Additional Shares (if any), the Warrant or the Warrant Shares, except, with respect to the issuance of the Warrant Shares, any filings, consents or approvals required under the HSR Act.

     6.3  PURCHASE PRICE. The Purchaser shall have paid the Purchase Price by
          --------------
wire transfer of immediately available funds to an account designated in writing by the Company.

                                   SECTION 7

                                   COVENANTS

     7.1  REGISTRATION RIGHTS.
          -------------------

          (a)  Company Registration.
               --------------------

               (i) The Company shall file with the SEC, within two business days after the Closing Date, (A) a registration statement on Form S-1 (the "REGISTRATION STATEMENT") covering the registration of the resale of the Shares and the Warrant Shares under the Securities Act, (B) the Company's quarterly report on Form 10-Q for the period ended April 30, 2000 (the "APRIL 10-Q"), and
(C) amendments to (1) the Company's quarterly report on Form 10-Q for the period ended July 31, 2000, (2) the Company's quarterly report on Form 10-Q for the period ended October 31, 2000 and (3) the Company's annual report on Form 10-K for the fiscal year ended December 31, 1999, in each case (1), (2) and (3) addressing those comments raised by the SEC in its letter dated January 4, 2001 to the Company.

               (ii) The Company shall use its best efforts to cause the Registration Statement to become effective under the Securities Act as promptly as possible and remain effective during the period from the date the Registration Statement is declared effective by the SEC (the "EFFECTIVE DATE") until the earlier of (A) the second anniversary of the Effective Date, or (B) the date on which all Shares and Warrant Shares registered thereunder have been sold (such period, as the case may be, the "REGISTRATION PERIOD").

               (iii)  During the Registration Period, the Company shall:

                      (A) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective during the Registration Period and to comply with the provisions of the Securities Act with respect to the sale or other disposition of the Shares and the Warrant Shares by the Purchaser or any other member of the Purchaser Group, and furnish to the Purchaser any such supplement or amendment prior to it being used and/or filed with the SEC;

                      (B) comply in all material respects with the provisions of the Securities Act applicable to the Company with respect to the disposition of all securities covered by the Registration Statement;

                      (C) furnish to the Purchaser (1) such number of copies (including manually executed and conformed copies) of the Registration Statement and of each amendment thereof and supplement thereto (including all annexes, appendices, schedules and exhibits), (2) such number of copies of the prospectus used in connection with the Registration Statement (including each preliminary prospectus, any summary prospectus and the final prospectus and including prospectus supplements), and (3) such number of copies of other documents, if any, incorporated by reference in the Registration Statement or prospectus, in each case as the Purchaser may reasonably request;

                      (D) notify the Purchaser promptly and, if requested by the Purchaser, confirm such notification in writing, (1) when a prospectus or any prospectus supplement has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has been filed with and declared effective by the SEC, (2) of the issuance by the SEC of any stop order or the coming to its knowledge of the initiation of any proceedings for that purpose, (3) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Shares or the Warrant Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (4) of the occurrence of any event that requires the making of any changes to the Registration Statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (and the Company shall promptly prepare and furnish to the Purchaser, upon request, a reasonable number of copies of a supplemented or amended prospectus such that, as thereafter delivered to the purchasers of the Shares or the Warrant Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading), and (5) of the Company's determination that the filing of a post-effective amendment to the Registration Statement shall be necessary or appropriate; and, upon the receipt of any notice from the Company of the occurrence of any event of the kind described in this Section 7.1(a)(iii)(D)(2), (3) (but only with respect to the jurisdiction suspending qualification), (4) or (5), (I) the Purchaser shall forthwith discontinue any offer and disposition of the Shares and the Warrant Shares pursuant to the Registration Statement covering such Shares and Warrant Shares and, if so directed by the Company, shall deliver to the Company all copies (other than permanent file copies) of the defective prospectus covering such Shares and Warrant Shares that are then in the Purchaser's possession or control, and (II) the Company shall, as promptly as practicable thereafter (subject, in the case of Section 7.1(a)(iii)(D)(4), to the provisions of Section 7.1(d)), take such action as shall be necessary to remedy such event to permit the Purchaser to continue to offer and dispose of the Shares and the Warrant Shares, including, without limitation, preparing and filing with the SEC and furnishing to the Purchaser a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of the Shares and the Warrant Shares, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                      (E) use its best efforts to register or qualify the Shares and the Warrant Shares covered by such Registration Statement under and to the extent required by such other securities or state blue sky laws of such jurisdictions as the Purchaser shall request, and do any and all other acts and things that may be necessary under such securities or blue sky laws to enable the Purchaser to consummate the public sale or other disposition in such jurisdictions of the Shares and the Warrant Shares owned by the Purchaser, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or submit to liability for state or local taxes where it would not otherwise be liable for such taxes;

                      (F) if requested by the Purchaser, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the SEC and as the Purchaser specifies should be included therein relating to the terms of the sale of the Shares and the Warrant Shares, including, without limitation, information with respect to the number of Shares and Warrant Shares being sold by the Purchaser or any other member of the Purchaser Group, the name and description of the Purchaser or such other member of the Purchaser Group, the offering price of such Shares and Warrant Shares and any other terms of the offering of the Shares and the Warrant Shares by the Purchaser or such other member of the Purchaser Group; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                      (G) use its best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, that may be required to effect such registration or the offering or sale in connection therewith or to enable the Purchaser and any other member of the Purchaser Group to offer, or to consummate the disposition of, the Shares and the Warrant Shares;

                      (H) furnish to the Purchaser on a timely basis and at the Company's expense, certificates free of any restrictive legends representing ownership of the Shares or the Warrant Shares sold in such denominations and registered in such names as the Purchaser shall request, and notify the transfer agent of the Company's securities that it may effect transfers of the Shares and the Warrant Shares upon notification from the Purchaser that it has complied with this Agreement and the prospectus delivery requirements of the Securities Act; and

                      (I) comply with all applicable rules and regulations of the SEC, and make generally available to its securityholders, as soon as practicable but in any event not later than 18 months after the Effective Date, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

               (b)  Payment of Expenses. All expenses incurred by the Company in
                    -------------------
connection with any registration, qualification or compliance pursuant to the provisions of this Section 7.1 (including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expenses of any special audits incident to or required by any such registration, but excluding all applicable underwriting discounts and selling commissions) shall be borne by the Company.

               (c)  Information Furnished by the Purchaser. It shall be a
                    --------------------------------------
condition precedent to the Company's obligations under this Section 7.1 that the Purchaser furnish to the Company in writing such information regarding the Purchaser and the distribution of the Shares and the

Warrant Shares proposed by the Purchaser as the Company may reasonably request to complete or amend the information required by the Registration Statements.

               (d)  Information Blackout; No Stabilization.
                    --------------------------------------

                    (i) At any time when the Registration Statement is effective, upon written notice from the Company to the Purchaser that the Company, after consultation with outside counsel, has determined reasonably and in good faith that the sale of Shares and Warrant Shares pursuant to the Registration Statement would require disclosure of non-public material information, the disclosure of which at such time could reasonably be expected to have a material adverse effect on the business or affairs of the Company or a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any extraordinary engagement or activity by the Company, including, without limitation, any material acquisition of assets or any merger, consolidation, tender offer or similar transaction, the Purchaser shall suspend sales of the Shares and the Warrant Shares pursuant to the Registration Statement until the earlier of (A) 45 days after the Company notifies the Purchaser of such good faith determination, and (B) such time as the Company notifies the Purchaser that such material information has been disclosed to the public or has ceased to be material or that sales pursuant to the Registration Statement may otherwise be resumed (the number of days from such suspension of sales by the Purchaser until the day when such sales may be resumed hereunder is hereinafter called a "SALES BLACKOUT PERIOD"). A Sales Blackout Period shall not preclude any sales of Shares or Warrant Shares that the Purchaser may effect in compliance with Rule 144; provided that the Purchaser otherwise conforms with the requirements under the Securities Act and the Exchange Act.

                    (ii) No Sales Blackout Period shall be commenced by the Company within 90 days after the Effective Date or the end of a Sales Blackout Period, and the Company shall not be permitted to commence more than two Sales Blackout Periods in any 12 month period.

                    (iii) The Purchaser shall not, during the Registration Period, (A) effect any stabilization transactions or engage in any stabilization activity in connection with the Common Stock or other equity securities of the Company in contravention of Regulation M under the Exchange Act, or (B) permit any "Affiliated Purchaser" (as that term is defined in Regulation M under the Exchange Act) to bid for or purchase for any account in which the Purchaser has a beneficial interest, or attempt to induce any other Person to purchase, any shares of Common Stock or Shares or Warrant Shares in contravention of Regulation M under the Exchange Act.

               (e)  Indemnification.
                    ---------------

                    (i) With respect to the offering and sale of the Shares and the Warrant Shares made pursuant to the Registration Statement only, the Company shall indemnify and hold harmless the Purchaser, its officers, directors, members and partners, and each Person, if any, who controls any of the foregoing within the meaning of the Securities Act ("PURCHASER INDEMNITEES"), from and against any and all claims, liabilities, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any violation or alleged violation by the Company of the Securities Act, any blue sky laws or securities laws of any state or county in which the Shares and the Warrant Shares are offered, and relating to action taken or action or inaction required of the Company in connection with such offering, or shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in any preliminary or final prospectus included therein) relating to the offering and sale of the Shares and the Warrant Shares, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, the Company shall not be liable to any Purchaser Indemnitee in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement, or any omission or alleged omission, if such statement or omission shall have been made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Purchaser Indemnitee for inclusion in the Registration Statement (or in any preliminary or final prospectus included therein), or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Purchaser Indemnitee and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to any Purchaser Indemnitee.

                    (ii) With respect to the offering and sale of the Shares and the Warrant Shares made pursuant to the Registration Statement only, the Purchaser shall indemnify and hold harmless the Company, its officers and directors and each Person, if any, who controls any of the foregoing within the meaning of the Securities Act (the "COMPANY INDEMNITEES"), from and against any and all claims, liabilities, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any violation or alleged violation by the Purchaser of the Securities Act, any blue sky laws or securities laws of any state or country in which the Shares and the Warrant Shares are offered and relating to action taken or action or inaction required of the Purchaser in connection with such offering, or shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in any preliminary or final prospectus included therein) relating to the offering and sale of the Shares and the Warrant Shares or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that such untrue statement is contained in, or such fact is omitted from, information furnished to the Company in writing by or on behalf of the Purchaser for inclusion in the Registration Statement (or in any preliminary or final prospectus included therein). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Company Indemnitee. The foregoing indemnity is in addition to any liability that the Purchaser may otherwise have to any Company Indemnitee.

                    (iii) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section 7.1(e), such Person (the "INDEMNIFIED PARTY") shall promptly notify the Person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing. No indemnification provided for in subsection (i) or (ii) shall be available to any Person who shall fail to give notice as provided in this subsection (iii) if the indemnifying party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability that it or they may have to the indemnified party for indemnification pursuant to subsection (i) or
(ii) to the extent it was not materially prejudiced. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (A) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (B) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel, in the written opinion of such counsel, would be inappropriate due to actual or potential differing interests between them, or (C) the indemnifying party does not promptly defend the indemnified party. The indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties (in addition to local counsel if required). Such firm shall be designated in writing by the Purchaser in the case of Purchaser Indemnitees and by the Company in the case of Company Indemnitees. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. The obligations of the Company and the Purchaser under this Section 7.1(e) shall survive the completion of any offering of Shares or Warrant Shares pursuant to the Registration Statement.

                    (iv) The indemnity provided for hereunder shall not inure to the benefit of any indemnified party to the extent that the claim is based on such indemnified party's failure to comply with the applicable prospectus delivery requirements of the Securities Act as then applicable to the Person asserting the loss, claim, damage or liability for which indemnity is sought.

                    (v) If the indemnification provided for in this Section 7.1(e) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any claims, liabilities, losses, damages, expenses or judgments referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such claim, liability, loss, damage, expense or judgment in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the circumstances that resulted in such claim, liability, loss, damage, expense or judgment, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.1(e) were determined by pro rata allocation or any other method of allocation that does not take into account the equitable consideration referred to in this paragraph (v).

                    (vi) In no event shall the liability of the Purchaser under this Section 7.1(e), whether for indemnification or contribution, exceed the net proceeds received by the Purchaser from the sale of the Shares and the Warrant Shares pursuant to the Registration Statement.

               (f)  Rule 144. With a view to making available to the Purchaser
                    ---- ---
the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Purchaser to sell securities of the Company to the public without registration, in addition to the foregoing provisions of this Section 7.1, the Company shall, from and after the filing with the SEC of the April 10-
Q:

                    (i) make and keep adequate current public information with respect to the Company available, as those terms are understood and defined in Rule 144;

                    (ii) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                    (iii) furnish to the Purchaser upon written request (A) a written statement by the Company as to whether it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other reports and documents of the Company as the Purchaser may reasonably request and as is publicly available to enable the Purchaser to avail itself of any rule or regulation of the SEC that permits the selling of any such securities without registration.

     7.2  OBSERVER RIGHTS. On and after the Closing until the earlier of (i) the
          ---------------
fifth anniversary of this Agreement or (ii) the date on which the Purchaser Group (as defined in Section 9.4 below) ceases to collectively own a number of shares of Common Stock equal to at least thirty percent (30%) of the shares of Common Stock held collectively by the Purchaser Group immediately after the Closing (as adjusted for stock splits, stock dividends, combinations, reorganizations, reclassifications and other similar events), the Company shall permit one (1) representative designated by the Purchaser and reasonably acceptable to the Company (the "PURCHASER OBSERVER") to attend, in a non-voting observer capacity, each meeting of the Board of Directors of the Company and each meeting of any committee thereof and to participate in all discussions during each such meeting. The Company shall send to the Purchaser Observer notice of the time and place of any such meeting, in the same manner and at the same time as notice is sent to its directors. The Company shall also provide to the Purchaser Observer copies of all notices, reports, minutes, contracts and other documents, at the time and in the same manner as such documents are provided to the Board of Directors of the Company. Any materials furnished to the Purchaser Observer and the discussions and presentations in connection with or at any meeting shall be considered confidential information and the Purchaser Observer will keep such materials and discussions confidential and will not disclose or divulge such materials and discussions to any third party. Notwithstanding the foregoing, the Company reserves the right to exclude the Purchaser Observer from access to any materials or meetings or portions thereof if the Board of Directors or management of the Company shall reasonably determine, upon advice of counsel in the case of (A) or (B), that such exclusion is necessary (A) to preserve the attorney-client privilege, (B) to prevent a conflict of interest, (C) to protect confidential proprietary information or (D) because the Purchaser Observer's presence may otherwise be detrimental to the business interests of the Company. The Company expressly acknowledges that any of the following persons would be acceptable to the Company if selected by the Purchaser to serve as Purchaser Observer: Robert Pick, Brad Dusto, Mark Hess, and Steve Heeb.

     7.3  FUTURE AND CURRENT INVESTMENTS AND ACTIVITIES; INFORMATION.
          ----------------------------------------------------------

          (a) The Company acknowledges that (i) the Purchaser and its Affiliates engage in a wide variety of activities and have investments in many other companies, (ii) it is critical to the Purchaser that the Purchaser and its Affiliates be permitted to continue to develop their current and future businesses and investment activities without any restriction arising from an investment by the Purchaser or any of its Affiliates in the Company, the right of the Purchaser to designate a Purchaser Observer or any relationship, contractual or otherwise, between the Purchaser or any of its Affiliates and the Company or any of its Affiliates, and (iii) from time to time, in connection with the foregoing activities of the Purchaser and its current and future Affiliates (the "ACTIVITIES"), the Purchaser and its Affiliates may have information that may be useful to the Company (which information may or may not be known by the Purchaser Observer). The Company further acknowledges that (I) the Company does not intend or desire that the relationship of the Purchaser and any of its Affiliates with the Company and any of its Affiliates (A) interfere with or impose conditions or restrictions on any of the Activities of the Purchaser or any of its current or future Affiliates, or (B) confer upon the Company any right to participate in any of the Activities of the Purchaser or any of its Affiliates, and (II) the Company intends and desires that (X) the Purchaser and its Affiliates shall be free to engage in the Activities in any capacity, whether active or passive, without any obligation or liability to the Company or to its shareholders, including, without any limitation, any obligation to offer the Company a right to acquire, participate or have any interest of any nature whatsoever in any of such Activities, and (Y) the Purchaser, its Affiliates and the Purchaser Observer shall have no duty to disclose any information known to such person to the Company; provided, however, that this Section 7.3 shall not relieve the Purchaser, its Affiliates or the Purchaser Observer of its or his duty of confidentiality with respect to information pertaining to the Company.

     (b) The Company acknowledges that, except as expressly set forth in any written agreement between the Company or any of its Affiliates and the Purchaser or any of its Affiliates, neither the Purchaser nor any of its Affiliates shall have any duty or obligation to use or promote the use of any of the goods, products, equipment or services offered by the Company.

     7.4  MOST FAVORED INVESTOR TREATMENT.
          -------------------------------

          (a) From the date hereof until the date six months following the Closing Date, in the event that the Company or any of its Affiliates sells or issues, or enters into any agreements (whether oral or written) regarding the sale or issuance of, (i) any shares of the Company's Common Stock, (ii) any securities convertible into or exchangeable for any shares of the Company's Common Stock or (iii) any options, warrants or other rights to purchase shares of the Company's Common Stock or securities convertible into or exchangeable for shares of the Company's Common Stock, on terms (including, but not limited to, (A) a greater than 8% discount in the purchase price from the then current market value of the shares of Common Stock or other securities so purchased, (B) the number of options, warrants or other purchase rights issued as a percentage of the number of shares of Common Stock or other securities purchased and the terms (including, without limitation, the duration and exercise price) of such options, warrants or other purchase rights, and (C) the registration rights granted with respect to the securities so purchased) that are more favorable to the purchaser thereof than those terms contained in this Agreement, the Warrant and the Registration Rights Agreement, the Company shall take such measures (including, without limitation, the issuance of additional shares of Common Stock, an adjustment to the terms of the Warrant and the number of shares issuable thereunder and an amendment to the Registration Rights Agreement) to ensure that the Purchaser is afforded the benefit of such terms, without any additional consideration and applied retroactively to the terms of this Agreement, the Warrant and the Registration Rights Agreement. The "most favored investor" status afforded the Purchaser hereunder shall apply by comparison of all of the terms contained in this Agreement, the Warrant and the Registration Rights Agreement to all of the terms pertaining to any subsequent sale or issuance of securities, such that the overall investment by any third party shall be on no more favorable terms than the overall investment by the Purchaser hereunder, each taken in its entirety. The Purchaser acknowledges that a third party may have more favorable terms with regard to a specific line item, and such shall not in and of itself constitute a violation or breach of this Section 7.4.

          (b) Notwithstanding the foregoing, no provision of this Section 7.4 shall apply to the issuance of (i) stock options or stock grants to employees of the Company pursuant to the Company's stock option, stock incentive and stock purchase plans described in the Filed SEC Documents or otherwise approved by the Board of Directors of the Company or (ii) shares of the Company's Common Stock in connection with a public offering of such shares by the Company for its own account.

     7.5  LISTING OF THE SHARES. The Company shall use its best efforts to cause
          ---------------------
the Shares, the Additional Shares (if any) and the Warrant Shares to be listed on the Nasdaq National Market System or such other securities exchange or quotation system on which the Common Stock is then listed or quoted.

     7.6  WARRANT SHARES.  The Company shall at all times reserve and keep
          --------------
available, solely for issuance and delivery upon the exercise of the Warrant, the number of shares of Common Stock issuable from time to time upon such exercise.

     7.7  HSR ACT FILINGS. In the event that, as the result of the Purchaser's
          ---------------
decision to exercise the Warrant or any other warrants hereinafter issued by the Company to the Purchaser or for any other reason, it becomes necessary at any time after the Closing for the Purchaser to make any filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), the Company shall cooperate with the Purchaser in connection with any such filings by (i) making all filings required to be made on the Company's part under the HSR Act and (ii) promptly furnishing, or causing to be furnished, any information that may be required by the Federal Trade Commission or the Department of Justice under the HSR Act.

     7.8  FULFILLMENT OF CONDITIONS. Each of the Company and the Purchaser shall
          -------------------------
use its reasonable efforts to perform, comply with and fulfill all obligations, covenants and conditions required by this Agreement to be performed, complied with or fulfilled by it on or after the Closing Date, including, without limitation, all actions required under any law, rule or regulation adopted subsequent to the date hereof.

     7.9  CONFIDENTIALITY; COMPLIANCE WITH SECURITIES LAWS. At Closing, the
          ------------------------------------------------
Purchaser and the Company shall execute a Confidentiality Agreement substantially in the form attached hereto as Exhibit E. In addition, in connection with the Purchaser's observer rights pursuant to Section 7.2 hereof or otherwise through its relationship with the Company, the Purchaser hereby acknowledges that it may become aware of material non-public information concerning the Company and that the United States securities laws generally prohibit any person who has material non-public information concerning an issuer from publicly purchasing, selling or otherwise trading in securities of such issuer, and it shall comply with all applicable securities laws to the extent it receives any such information.

                                   SECTION 8

        COMPLIANCE WITH SECURITIES ACT; RESTRICTIONS ON TRANSFERABILITY

     8.1  COMPLIANCE WITH SECURITIES ACT. The Shares, the Additional Shares (if
          ------------------------------
any), the Warrant and the Warrant Shares shall not be transferable except upon the conditions specified in Section 8.3, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act and applicable state securities laws in respect of any such transfer.

     8.2  RESTRICTIVE LEGEND. The certificate or certificates representing the
          ------------------
Shares, the Additional Shares (if any) and the Warrant Shares shall each be subject to the following legend restricting transfer under the Securities Act:

     THE TRANSACTION IN WHICH THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ACQUIRED WAS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS SUCH TRANSFER IS MADE (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (B) IN A TRANSACTION THAT QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND FOR WHICH, SUBJECT TO LIMITED EXCEPTIONS, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT HAS BEEN PROVIDED.

The Company shall remove this legend from the certificate or certificates representing any of the Shares, the Additional Shares (if any) or the Warrant Shares upon the termination of the restrictions on transferability with respect to such Shares, the Additional Shares (if any) or Warrant Shares, in accordance with the last sentence of Section 8.4.

     8.3  RESTRICTIONS ON TRANSFERABILITY. The Company shall not be required to
          -------------------------------
register the transfer of the Shares, the Additional Shares (if any), the Warrant or the Warrant Shares on the books of the Company unless the Company shall have been provided with an opinion of counsel in form and substance reasonably satisfactory to the Company that the Shares, the Additional Shares (if any), the Warrant or the Warrant Shares, as applicable, are eligible for transfer without registration under the Securities Act; provided, however, that no such opinion of counsel shall be necessary in order to effectuate a transfer of any of the Shares, the Additional Shares (if any), the Warrant or Warrant Shares (i) in accordance with the provisions of Rule 144(k) promulgated under the Securities Act, (ii) with respect to the Shares, the Additional Shares (if any) and the Warrant Shares, in accordance with the intended method of disposition set forth in the applicable Registration Statement or (iii) with respect to the Warrant Shares, in accordance with the intended method of disposition set forth in any other registration statement filed by the Company and covering the Warrant Shares pursuant to the Registration Rights Agreement.

     8.4  TERMINATION OF RESTRICTIONS ON TRANSFERABILITY. The conditions
          ----------------------------------------------
precedent imposed by this Section 8 upon the transferability of the Shares, the Additional Shares (if any), the Warrant and the Warrant Shares shall cease and terminate as to any of the Shares, the Additional Shares (if any), the Warrant and the Warrant Shares (i) when such securities shall have been registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement covering such securities (including, without limitation, the Registration Statements), (ii) at such time as the Company shall have been provided with an opinion of counsel in form and substance reasonably satisfactory to the Company to the effect that the restrictive legend on such securities is no longer required in order to establish compliance with the provisions of the Securities Act, or (iii) when such securities are transferred pursuant to Rule 144 or become transferable in accordance with the provisions of Rule 144(k) promulgated under the Securities Act. Whenever the conditions imposed by this Section 8 shall terminate as hereinabove provided with respect to any of the Shares, the Additional Shares (if any) or the Warrant Shares, the holder of any such securities bearing the legend set forth in Section 8.2 shall be entitled to receive from the Company, without expense (except for the payment of any applicable transfer taxes) and as expeditiously as possible, new stock certificates not bearing such legend.

                                   SECTION 9

                                 MISCELLANEOUS

     9.1  GOVERNING LAW. This Agreement shall be governed in all respects by the
          -------------
internal laws of the State of Delaware as applied to contracts entered into solely between residents of, and to be performed entirely within, such state, and without reference to principles of conflicts of laws or choice of laws.

     9.2  SPECIFIC ENFORCEMENT; VENUE. The parties hereto acknowledge and agree
          ---------------------------
that each would be irreparably damaged if any of the provisions of this Agreement are not performed by the other in accordance with their specific terms or are otherwise breached. It is accordingly agreed that each party shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement by the other and to enforce this Agreement and the terms and provisions hereof specifically against the other, in addition to any other remedy to which such aggrieved party may be entitled at law or in equity. Any action or proceeding seeking to enforce any provision of, or based on any rights arising out of, this Agreement may be brought against any of the parties in the courts of the State of Delaware, County of New Castle, or in the United States District Court for the District of Delaware, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

     9.3  SURVIVAL.  The representations and warranties in Sections 3 and 4 of
          --------
this Agreement shall survive the Closing and shall not merge in the performance of any obligation by any party hereto; provided, however, that the representations and warranties made shall only be deemed to have been made as of the date hereof and as of the Closing Date (or such other date referenced in such representation or warranty).

     9.4  SUCCESSORS AND ASSIGNS. The rights and obligations set forth herein
          ----------------------
may not be assigned or delegated by the Company or the Purchaser without the prior written consent of the other, except that the Purchaser may assign, in whole or in part, its rights and delegate its obligations hereunder (including, without limitation, the right to purchase any or all of the Shares, the Additional Shares (if any) and the Warrant and the obligation to pay all or any portion of the Purchase Price) to any Affiliate of the Purchaser (collectively, together with the Purchaser, the "PURCHASER GROUP") without obtaining the prior written consent of the Company. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     9.5  ENTIRE AGREEMENT; AMENDMENT. Except as expressly provided to the
          ---------------------------
contrary in any separate agreement, this Agreement, the Warrant and the Registration Rights Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof, and supersede all prior agreements and understandings among the parties relating to the subject matter hereof and thereof (including, without limitation, the Initial Agreement). Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     9.6  NOTICES. All notices, requests, demands or other communications that
          -------
are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given: (i) on the date of delivery if personally delivered by hand, (ii) upon the third day after such notice is
(a) deposited in the United States mail, if mailed by registered or certified mail, postage prepaid, return receipt requested, or (b) sent by a nationally recognized overnight express courier, or (iii) by facsimile upon written confirmation (other than the automatic confirmation that is received from the recipient's facsimile machine) of receipt by the recipient of such notice:

          (a)  if to the Company, to it at:

               SeaChange International, Inc.
               124 Acton Street
               Maynard, MA  01754
               Facsimile Number:  (978) 897-9590
               Attention: William L. Fiedler
               with a copy to:

               William B. Simmons, Jr., Esq.
               Testa, Hurwitz & Thibeault, LLP
               125 High Street
               Boston, MA  02110
               Facsimile Number: (617) 248-7100

          (b)  if to the Purchaser, to it at:

               c/o Comcast Corporation
               1500 Market Street
               Philadelphia, PA  19102-2148
               Attention:  Arthur Block
               Facsimile Number:  (215) 981-7794

               with a copy to:

               Howard A. Blum, Esq.
               Drinker Biddle & Reath LLP
               One Logan Square
               18th and Cherry Streets
               Philadelphia, PA  19103-6996
               Facsimile Number:  (215) 988-2757

or to such other address or facsimile number as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address or facsimile number shall be effective only upon receipt.

     9.7  BROKERS.
          -------

          (a) The Company has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Purchaser from and against all fees, commissions or other payments owing to any party acting on behalf of the Company hereunder.

          (b) The Purchaser has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Purchaser shall indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any party acting on behalf of the Purchaser hereunder.

     9.8  FEES, COSTS AND EXPENSES.  All fees, costs and expenses (including
          ------------------------
attorneys' fees and expenses) incurred by either party hereto in connection with the preparation, negotiation and execution of this Agreement, the Warrant and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby, shall be the sole and exclusive responsibility of such party.

     9.9  DELAYS OR OMISSIONS. No delay or omission to exercise any right, power
          -------------------
or remedy accruing to any Person hereunder shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Person hereunder of any breach or default under this Agreement, or any waiver on the part of any such Person of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies either under this Agreement or by law or otherwise shall be cumulative and not alternative.

     9.10 SEVERABILITY. If any term, provision, covenant or restriction of this
          ------------
Agreement, the Warrant or the Registration Rights Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restriction of this Agreement, the Warrant or the Registration Rights Agreement, as applicable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     9.11 COUNTERPARTS. This Agreement may be executed in two or more partially
          ------------
or fully executed counterparts and by facsimile signatures, each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument. The execution and delivery of the signature page to this Agreement by any party hereto who shall have been furnished the final form of this Agreement shall constitute the execution and delivery of this Agreement by such party.

     9.12 PUBLIC ANNOUNCEMENT. The Company and the Purchaser shall agree on the
          -------------------
form and content of any public announcement that shall be made concerning this Agreement, the Warrant and the Registration Rights Agreement and the transactions contemplated hereby and thereby, and neither the Company nor the Purchaser shall make any such public announcement without the consent of the other, except as required by law.

     9.13 FURTHER ASSURANCES. The Company and the Purchaser shall each use its
          ------------------
reasonable efforts at any time and from time to time prior to, at and after the Closing to execute and deliver to the other such further documents and instruments and to take all such further actions as the other may reasonably request in order to convey and transfer the Shares, the Additional Shares (if any), the Warrant and, upon exercise of the Warrant, the Warrant Shares, and to consummate the transactions contemplated by this Agreement, the Warrant and the Registration Rights Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date first above written.

                              COMCAST SC INVESTMENT, INC.


                              By:    /s/ Rosemarie S. Teta
                                 -----------------------------------
                              Name:  Rosemarie S. Teta
                                   ---------------------------------
                              Title: Vice President
                                    --------------------------------

                              SEACHANGE INTERNATIONAL, INC.


                              By:    /s/ William L. Fiedler
                                 -----------------------------------
                              Name:  William L. Fiedler
                                   ---------------------------------
                              Title: Vice President
                                    --------------------------------



        [SIGNATURE PAGE TO COMMON STOCK AND WARRANT PURCHASE AGREEMENT]

                                   EXHIBIT A
                                   ---------

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THIS WARRANT SHALL BE VALID OR EFFECTIVE UNLESS SUCH TRANSFER IS MADE (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (B) IN A TRANSACTION THAT QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND FOR WHICH, SUBJECT TO LIMITED EXCEPTIONS, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT HAS BEEN PROVIDED.


Warrant No. S-__                                       Date: February 28, 2001


                       WARRANT TO PURCHASE COMMON STOCK
                                      OF
                         SEACHANGE INTERNATIONAL, INC.


               Void after 5:00 P.M. (United States Eastern Time)
                   on February 27, 2006, as provided herein.


     This certifies that, for value received, receipt and sufficiency of which are hereby acknowledged, Comcast SC Investment, Inc., or its registered assigns (the "HOLDER"), is entitled, subject to the terms and conditions set forth below, to purchase from SeaChange International, Inc., a Delaware corporation (the "COMPANY"), the number calculated pursuant to Section 1(a) below (the "WARRANT NUMBER") of validly issued, fully paid and nonassessable shares (the "WARRANT SHARES") of Common Stock of the Company, par value $0.01 per share (the "COMMON STOCK"), subject to adjustment as provided herein, at a purchase price calculated pursuant to Section 1(b) below (the "EXERCISE PRICE"), subject to adjustment as provided herein.

     The term "WARRANT" as used herein shall mean this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

     1.   Calculation of Warrant Number and Exercise Price.
          ------------------------------------------------

          (a) The Warrant Number shall equal (i) One Hundred Thousand (100,000) plus (ii) if the Effective Date (as such term is defined in that certain Common Stock and Warrant Purchase Agreement dated as of February 28, 2001 between the Company and the initial purchaser of this Warrant (the "PURCHASE AGREEMENT")) has not occurred on or before March 31, 2001, Twenty-Five Thousand (25,000) plus
(iii) if the Effective Date has not occurred on or before April 30, 2001, Three Hundred Thirty-Three and Thirty-Three Hundredths (333.33) per day beginning on and including May 1, 2001 for each day up to and including the Effective Date (the amount of the increase in the Warrant Number pursuant to clauses (ii) and (iii) of this Section 1(a) being herein referred to as the "ADDITIONAL WARRANT NUMBER"), the entirety of which shall be subject to adjustment as provided in Section 7. For purposes of illustration only, if the Effective Date were to occur on June 29, 2001, the Warrant Number would be One Hundred Forty-Four Thousand Nine Hundred Ninety-Nine and Eight Tenths (144,999.8). Notwithstanding the foregoing, in no event shall the Additional Warrant Number exceed such number as would require the Company to obtain shareholder approval pursuant to The Nasdaq Stock Market Rule 4350(i)(D) (the "NASDAQ RULE") in connection with the issuance of this Warrant and the Shares and Additional Shares (as such terms are defined in the Purchase Agreement) pursuant to the terms of the Purchase Agreement; provided that, in the event that the Warrant Number (pursuant to the terms hereof) and/or the number of Additional Shares to be issued pursuant to the Purchase Agreement (pursuant to the terms thereof) would be required to be so limited as a result of the Nasdaq Rule, the Warrant Number shall be limited first by the amount of the Additional Warrant Number and the number of Additional Shares to be issued pursuant to the Purchase Agreement shall only be limited to the extent required as a result of the Nasdaq Rule after such limitation imposed upon the Warrant Number.

          (b) The Exercise Price shall equal (i) from the date hereof until the Effective Date, $13.225 per share, subject to adjustment as provided in
Section 7, and (ii) from the Effective Date until the expiration date for this Warrant, the lowest of (A) the Exercise Price in effect immediately prior to the Effective Date as determined pursuant to clause (i) of this Section 1(b) and adjusted pursuant to Section 7, (B) ninety-two percent (92%) of the Current Market Price (as defined in Section 7(i) below) of the Common Stock on the Effective Date, or (C) the average of the Current Market Prices of the Common Stock for the five consecutive Trading Days (as defined below) ending on the Effective Date, in any case subject to further adjustment as provided in Section
7. For purposes of this Warrant, the term "TRADING DAY" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday other than any day on which the Common Stock is not traded on the applicable securities exchange or in the applicable securities market.

          (c)  Within two days following the Effective Date, the Company shall
(i) compute the Warrant Number and the Exercise Price based on the calculations described in subsections (a) and (b) of this Section 1, including any adjustments made thereto pursuant to Section 7 through the Effective Date, (ii) prepare a certificate signed by the treasurer of the Company setting forth the Warrant Number and the Exercise Price as of the Effective Date, showing in reasonable detail the facts upon which such calculations are based, and (iii) mail a copy of such certificate to the Holder of the Warrant at its last address as shall appear in the Warrant Register (as defined in Section 8(a) below).

     2.  Term of Warrant. Subject to the terms and conditions set forth herein,
         ---------------
this Warrant shall be exercisable, in whole or in part, during the term commencing on February 28, 2001 and ending at 5:00 P.M. (United States Eastern
Time) on February 27, 2006 (subject to extension as provided below, the "EXERCISE PERIOD"); provided, however, that (a) in the event that the expiration date of this Warrant shall fall on a Saturday, Sunday or United States federally recognized holiday, the expiration date for this Warrant shall be extended to 5:00 P.M. (United

States Eastern Time) on the Business Day (as defined in Section 7(i)) following such Saturday, Sunday or recognized holiday, (b) in the event that, on the expiration date of this Warrant, the Company is then required, pursuant to an effective demand therefor under that certain First Amended and Restated Registration Rights Agreement dated as of February 28, 2001 between the Company, the initial purchaser hereof and an affiliate of the initial purchaser (the "REGISTRATION RIGHTS AGREEMENT") to use its best efforts to effect, or is in the process of effecting, a registration under the Securities Act of 1933, as amended (the "SECURITIES ACT") for a public offering in which Warrant Shares are entitled to be included as provided in the Registration Rights Agreement, or if the Company is in default of any such obligations to register the sale of such Common Stock, the right to exercise this Warrant shall continue until the later of 5:00 P.M. (United States Eastern Time) on the 30th day following the date on which such registration shall have become effective or the 30th day following the date all such defaults shall have been cured, and (c) in the event that, on the expiration date of this Warrant, the Holder and the Company are in the process of complying with the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), in accordance with the provisions of Section 3(d) below, the right to exercise this Warrant shall continue until 5:00 P.M. (United States Eastern Time) on the 30th day following the date on which any waiting period under the HSR Act applicable to the exercise of the Warrant shall have expired or been terminated; provided that, in the case of (b), the Holder has requested that the Company commence the registration of Warrant Shares at least 30 days prior to the expiration date of the Exercise Period.

     3.  Exercise of Warrant.
         -------------------

          (a) This Warrant may be exercised by the Holder, in whole or in part, by (i) the surrender of this Warrant to the Company, with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) during the Exercise Period and (ii) the delivery of payment to the Company of the Exercise Price for the number of Warrant Shares specified in the Notice of Exercise in any manner specified in subsection (c) of this Section 3.

          (b) The Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. A stock certificate or certificates for the Warrant Shares specified in the Notice of Exercise shall be delivered to the Holder as promptly as practicable, and in any event within ten days thereafter. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant. No adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Holder shall be deemed to be the record holder of such Warrant Shares.

          (c) The Exercise Price shall be payable (i) in cash or its equivalent, payable by wire transfer of immediately available funds to a bank account specified by the Company or by certified or bank cashiers' check in lawful money of the United States of America; (ii) by surrendering to the Company the right to purchase a number of Warrant Shares equal to the product obtained by multiplying the number of Warrant Shares to be purchased (including any Warrant Shares to be surrendered) by a fraction, the numerator of which is the Exercise Price and the denominator of which is the Current Market Price of the Common Stock on the date of exercise of the Warrant, or (iii) in any combination of (i) or (ii). In the event the Exercise Price is to be paid, in whole or in part, in accordance with the payment method described in clause (ii), and compliance with the provisions of the HSR Act is required in accordance with subsection (d) of this Section 3 prior to the consummation of such exercise, the Current Market Price of the Common Stock shall be calculated as of the date on which the Holder notifies the Company of its decision to exercise the Warrant, pending compliance with the provisions of the HSR Act, rather than the date of the consummation of such exercise.

          (d) The Holder agrees that any exercise of this Warrant is, to the extent applicable, subject to compliance with the provisions of the HSR Act. The Company agrees that, in the event that the exercise of this Warrant by the Holder requires compliance with any provisions of the HSR Act, the Company shall cooperate with the Holder in connection with any such filings by (i) making all filings required to be made on the Company's part under the HSR Act and (ii) promptly furnishing, or causing to be furnished, any information that may be required by the Federal Trade Commission or the Department of Justice under the HSR Act.

     4.   No Fractional Shares or Scrip. No fractional shares or scrip
          -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Current Market Price multiplied by such fraction or, at the Company's option, round such fractional share to the nearest whole share.

     5.   Replacement of Warrant. On receipt of evidence reasonably satisfactory
          ----------------------
to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

     6.   Rights of Stockholders. Subject to the provisions of Sections 7(l) and
          ----------------------
9 hereof, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

     7.   Antidilution Provisions. The Exercise Price and the Warrant Number
          -----------------------
(including any increases pursuant to Section 1) shall be subject to adjustment from time to time as provided in this Section 7.

          (a) In case the Company shall pay or make a dividend or other distribution on the Common Stock of the Company in Common Stock or any other security convertible into or exchangeable for shares of Common Stock (other than any rights, options or warrants described in subsection (b) of this Section 7), the Exercise Price in effect immediately prior to the opening of business on the next Business Day following the date fixed for determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and (ii) the denominator shall be the sum of (A) such number of shares referred to in clause (i) and (B) the total number of shares of Common Stock constituting such dividend or other distribution (or, in the case of a dividend or distribution of securities convertible into or exchangeable for shares of Common Stock, the total number of shares of Common Stock underlying such securities), such reduction to become effective immediately prior to the opening of business on the next Business Day following the date fixed for such determination. For the purposes of this subsection (a), the number of shares of Common Stock at any time outstanding shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

          (b) In case the Company shall hereafter issue rights, options or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock or any other security convertible into or exchangeable for shares of Common Stock (such rights, options or warrants not being available on an equivalent basis to Holders of the Warrants upon exercise) at a price per share less than the Current Market Price of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants (other than pursuant to a dividend reinvestment plan), (i) the Exercise Price in effect immediately prior to the opening of business on the next Business Day following the date fixed for such determination shall be reduced by multiplying the Exercise Price in effect immediately prior to the close of business on the date fixed for the determination of holders of Common Stock entitled to receive such rights, options or warrants by a fraction of which (A) the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock that the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and (B) the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase (or such number of shares of Common Stock underlying any convertible securities so offered for subscription or purchase), such reduction to become effective immediately prior to the opening of business on the next Business Day following the date fixed for such determination (for the purposes of this subsection (b), the number of shares of Common Stock at any time outstanding shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock), and (ii) if any such rights, options or warrants expire or terminate without having been exercised or are exercised for a consideration different from that utilized in the computation of any adjustment or adjustments on account of such rights, options or warrants, the Exercise Price with respect to any Warrant not theretofore exercised shall be readjusted such that the Exercise Price would be the same as would have resulted had such adjustment been made without regard to the issuance of such expired or terminated rights, options or warrants or based upon the actual consideration received upon exercise thereof, as the case may be, which readjustment shall become effective upon such expiration, termination or exercise, as applicable; provided, however, that all readjustments in the Exercise Price based upon any expiration, termination or exercise for a different consideration of any such right, option or warrant, in the aggregate, shall not cause the Exercise Price to exceed the Exercise Price immediately prior to the time such rights, options or warrants were initially issued (without regard to any other adjustments of such number under this subsection
(b) that may have been made since the date of the issuance of such rights, options or warrants).

          (c) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price in effect immediately prior to the opening of business on the next Business Day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Exercise Price in effect immediately prior to the opening of business on the next Business Day following the day upon which such combination becomes effective shall be proportionately increased.

          (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights, options or warrants referred to in subsection (b) of this Section 7, any dividend or distribution paid exclusively in cash and any dividend referred to in subsection (a) of this
Section 7), the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which (i) the numerator shall be the Current Market Price at the close of business on the date fixed for such determination less the then fair market value of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock, and (ii) the denominator shall be such Current Market Price, such adjustment to become effective immediately prior to the opening of business on the next Business Day following the date fixed for the determination of stockholders entitled to receive such distribution.

          (e) The Company may make such reductions in the Exercise Price, in addition to those required by subsections (a), (b), (c) and (d) of this Section 7, as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

          (f) In case of any reclassification, recapitalization or other change in the outstanding securities of the class issuable upon exercise of this Warrant (including any such reclassification, recapitalization or other change upon a consolidation or merger in which the Company is the continuing corporation, but not including any transactions for which an adjustment is provided in subsection (c), (d) or (g) of this Section 7), the Company shall execute and deliver to the Holder a new warrant certificate, satisfactory in form and substance to the Holder and without payment of any additional consideration therefor, providing that the Holder shall have the right thereafter, during the period such Warrant shall be outstanding, to exercise such Warrant into the kind and amount (if any) of securities, cash and other property receivable upon such reclassification, recapitalization or other change by a holder of the number of shares of Common Stock issuable upon exercise of this Warrant had it been exercised immediately prior to such reclassification, recapitalization or other change. Such new Warrant shall provide for adjustments that, for events subsequent to the effective date of such new Warrant, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 7. The above provisions of this subsection (f) shall similarly apply to successive reclassifications, recapitalizations and other changes in the outstanding securities of the class issuable upon exercise of this Warrant.

          (g) In case of any consolidation of the Company with, or merger of the Company into, any other person, any merger of another person into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of the Common Stock) or any sale or transfer of all or substantially all of the assets of the Company, at the election of the Holder of the Warrant represented hereby, the person formed by such consolidation or resulting from such merger or that acquires such assets, as the case may be, shall execute and deliver to the Holder a new warrant certificate, satisfactory in form and substance to the Holder and without payment of any additional consideration therefor, providing that the Holder shall have the right thereafter, during the period such Warrant shall be outstanding, to exercise such Warrant into the kind and amount (if any) of securities, cash and other property receivable upon such consolidation, merger, sale of transfer by a holder of the number of shares of Common Stock issuable upon exercise of this Warrant had it been exercised immediately prior to such consolidation, merger, sale or transfer. If the holders of the Common Stock may elect from choices the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer, then for the purpose of this Section 7 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer shall be deemed to be the choice specified by the Holder, which specification shall be made by the Holder by the later of (i) ten Business Days after the Holder is provided with a final version of all information required by law or regulation to be furnished to holders of Common Stock concerning such choice, or, if no such information is required, ten Business Days after the Holder is provided with a final version of all information that was otherwise furnished to the holders of Common Stock concerning such choice, and (ii) the last time at which holders of Common Stock are permitted to make their specification known to the Company. If the Holder fails to make any specification, the Holder's choice shall be deemed to be whatever choice is made by a plurality of holders of Common Stock not affiliated with the Company or the other person to the merger or consolidation. Such new Warrant shall provide for adjustments that, for events subsequent to the effective date of such new Warrant, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
7. The above provisions of this subsection (g) shall similarly apply to successive consolidations, mergers, sales or transfers.

          (h) Whenever there shall be any change in the Exercise Price under this Section 7, then there shall be an adjustment (to the nearest thousandth of a share) in the Warrant Number, which adjustment shall become effective at the time such change in the Exercise Price becomes effective and shall be made by multiplying the Warrant Number in effect immediately before such change in the Exercise Price by a fraction the numerator of which is the Exercise Price immediately before such change and the denominator of which is the Exercise Price immediately after such change.

               (i)    For the purpose of any computation under subsection (b) of
Section 1, subsection (c) of Section 3, Section 4 or subsection (b) or (d) of this Section 7, the current market price per share of Common Stock (the "CURRENT MARKET PRICE") on any day shall be deemed to be the closing price per share on the earlier of the day in question or the day before the Ex Date (as defined below) with respect to the issuance, payment or distribution. For this purpose, the term "EX DATE," when used with respect to any issuance or distribution, shall mean the first date on which the Common Stock trades regular way on the applicable securities exchange or in the applicable securities market without the right to receive such issuance or distribution. The closing price for each day shall be the reported last sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq National Market System or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm reasonably selected from time to time by the Board for that purpose. For purposes of this Warrant, the term "BUSINESS DAY" shall mean any day except a Saturday, Sunday or any day on which banking institutions are authorized or required to close in the city of New York, New York.

               (j) No adjustment in the Exercise Price shall be required unless such adjustment (plus any adjustments not previously made by reason of this subsection (j)) would require an increase or decrease of at least 1% in such Exercise Price; provided, however, that any adjustments that by reason of this subsection (j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this subsection (j) shall be made to the nearest cent or to the nearest 1/100 of a share of Common Stock, as the case may be. Notwithstanding the foregoing, any adjustment required by this subsection (j) shall be made no later than the expiration of the right to exercise the Warrant or a portion thereof.

               (k) Whenever the Exercise Price is adjusted as herein provided:

               (i) the Company shall compute the adjusted Exercise Price in accordance with Section 7 and shall prepare a certificate signed by the treasurer of the Company setting forth the adjusted Exercise Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with any transfer agent; and

               (ii) a notice stating that the Exercise Price has been adjusted and setting forth the adjusted Exercise Price shall forthwith be required, and as soon as practicable after it is required, such notice (together with a copy of the certificate prepared under Section 7(k)(i) hereof) shall be mailed by the Company to the Holder of the Warrant at its last address as shall appear in the Warrant Register (as defined in Section 8(a)).

     (l)  In case:

          (i) the Company shall declare a dividend or other distribution on its Common Stock (other than a dividend payable exclusively in cash that would not cause an adjustment to the Exercise Price to take place pursuant to Section 7 above);

          (ii) the Company or any of its subsidiaries shall make a tender offer for the Common Stock;

          (iii) the Company shall authorize the granting to all Holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class;

          (iv) of any reclassification of the Common Stock (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

          (v) of the voluntary of involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with any warrant agent, and shall cause to be mailed to the Holder of this Warrant at its last address as shall appear in the Warrant Register, at least ten days prior to the effective date hereinafter specified, a notice stating (A) the date on which a record has been taken for the purpose of such dividend, distribution or grant of rights, options or warrants, or, if record is not to be taken, the date as of which the identity of the holders of Common Stock of record entitled to such dividend, distribution, rights, options or warrants is to be determined, or (B) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up. Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings described in clauses
(i) through (v) of this subsection (l).

     8.   Transfer of Warrant.
          -------------------

          (a)  Warrant Register. The Company will maintain a register (the
               ----------------
"WARRANT REGISTER") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register or transfer this Warrant in accordance with the terms of this Warrant by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until receipt by the Company of written notice from the Holder requesting a change of address or the transfer of this

Warrant, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes.

          (b) Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in subsection (a) of this Section 8, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

          (c) Transferability. Subject to the restrictions on transfer set forth in subsection (d) of this Section 8, title to this Warrant may be transferred, in whole or in part, by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferred by endorsement and delivery. Upon surrender of this Warrant for transfer, properly endorsed on the Assignment Form, the Company at its expense shall issue, on the order of the Holder, a new warrant or warrants of like tenor, in such name as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof. Each holder of this Warrant, by holding it, agrees that this Warrant, when endorsed in blank, may be deemed negotiable, and that, when this Warrant shall have been so endorsed, the holder of this Warrant may be treated by the Company and all other persons dealing with this Warrant as the absolute owner of this Warrant for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer of this Warrant on the books of the Company, any notice to the contrary notwithstanding.

          (d)  Compliance with Securities Laws.
               -------------------------------

               (i) The Holder of this Warrant, by acceptance hereof, acknowledges that the transfer of this Warrant and the Warrant Shares is subject to the Holder's compliance with the provisions of the Securities Act and any applicable state securities laws in respect of any such transfer.

               (ii) The certificate or certificates representing any Warrant Shares acquired upon exercise of this Warrant, and any Common Stock or other securities issued in respect of such Warrant Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with the following legend (unless such a legend is no longer required under the Securities Act):

     THE TRANSACTION IN WHICH THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ACQUIRED WAS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS SUCH TRANSFER IS MADE (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (B) IN A TRANSACTION THAT QUALIFIES AS AN EXEMPT

     TRANSACTION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND FOR WHICH, SUBJECT TO LIMITED EXCEPTIONS, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT HAS BEEN PROVIDED.

               (iii) The Company shall not be required to register the transfer of this Warrant or the Warrant Shares on the books of the Company unless the Company shall have been provided with an opinion of counsel in form and substance reasonably satisfactory to the Company that this Warrant or the Warrant Shares, as applicable, are eligible for transfer without registration under the Securities Act; provided, however, that no such opinion of counsel shall be necessary in order to effectuate a transfer of this Warrant or any of the Warrant Shares (A) in accordance with the provisions of Rule 144(k) promulgated under the Securities Act or (B) with respect to the Warrant Shares, in accordance with the intended method of disposition set forth in the registration statement to be filed by the Company pursuant to the Purchase Agreement or any other registration statement filed by the Company and covering the Warrant Shares pursuant to the Registration Rights Agreement.

               (iv) The conditions precedent imposed by this subsection (d) upon the transferability of this Warrant and the Warrant Shares shall cease and terminate as to this Warrant and any of the Warrant Shares (A) when such securities shall have been registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement covering such securities, (B) at such time as the Company shall have been provided with an opinion of counsel in form and substance reasonably satisfactory to the Company to the effect that the restrictive legend on such securities is no longer required in order to establish compliance with the provisions of the Securities Act, or (C) when such securities are transferred pursuant to Rule 144 or become transferable in accordance with the provisions of Rule 144(k) promulgated under the Securities Act. Whenever the conditions imposed by this subsection (d) shall terminate as hereinabove provided with respect to any of the Warrant Shares, the holder of any such securities bearing the legend set forth in Section 8(d)(ii) shall be entitled to receive from the Company, without expense (except for the payment of any applicable transfer taxes) and as expeditiously as possible, new stock certificates not bearing such legend.

     9.  Covenants of the Company.  The Company hereby covenants and agrees
         ------------------------
that:

          (a) during the term of this Warrant, the Company will reserve a sufficient number of shares of authorized and unissued Common Stock to provide for the issuance of Common Stock, which shares shall be duly authorized, fully paid and non-assessable, upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant;

          (b) the Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company;

          (c) all shares that may be issued upon the exercise of this Warrant, upon exercise of this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein);

          (d) issuance of this Warrant by the Company shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant; and

          (e) the Company shall use its best efforts to cause all Warrant Shares upon issuance to be listed on the Nasdaq National Market System or the principal such other securities exchange or quotation system on which the Common Stock is then listed or quoted.

     10.  Notices. Notices under this Warrant to the Company and the Holder
          -------
shall be provided in the manner, and to the addresses of the Company and the Holder, set forth in the Registration Rights Agreement, or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     11.  Amendments.  Neither this Warrant nor any term hereof may be amended,
          ----------
waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     12.  Governing Law.  This Warrant shall be governed in all respects by the
          -------------
internal laws of the State of Delaware as applied to contracts entered into solely between residents of, and to be performed entirely within, such state, and without reference to principles of conflicts of laws or choice of laws.

     13.  Successors and Assigns. This Warrant shall be binding upon the
          ----------------------
Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and assigns.

     14.  Attorney's Fees.  In the event of a dispute with regard to the
          ---------------
interpretation of this Warrant, the prevailing party may collect the cost of reasonable attorney's fees, litigation expenses or such other expenses as may be incurred in the enforcement of the prevailing party's rights hereunder.

     IN WITNESS WHEREOF, SEACHANGE INTERNATIONAL, INC. has caused this Warrant to be executed by its authorized officer.

     Dated:  February __, 2001


                                   SEACHANGE INTERNATIONAL, INC.


                                   By:
                                      ---------------------------------
                                   Name:
                                        -------------------------------
                                   Title:
                                         ------------------------------

                              NOTICE OF EXERCISE


To:  SEACHANGE INTERNATIONAL, INC.


     The undersigned hereby elects to purchase _______________ shares of Common Stock of SeaChange International, Inc., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

     In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon exercise are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the registration provisions of the Securities Act of 1933, as amended, or any applicable state securities laws.

     Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:



                                      ________________________________
                                                   (Name)



                                      ________________________________
                                                   (Name)


     15. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:



                                      ________________________________
                                                   (Name)


________________                      ________________________________
          (Date)                                 (Signature)

                                ASSIGNMENT FORM


     FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:


                                                         No of
     Name of Assignee           Address                 Shares
     ----------------           -------                 ------



and does hereby irrevocably constitute and appoint as Attorney
__________________to make such transfer on the books of SEACHANGE INTERNATIONAL, INC., maintained for the purpose, with full power of substitution in the premises.

     The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the registration provisions of the Securities Act of 1933, as amended, or any applicable state securities laws.

     Dated:
           -----------------------------



                                        -------------------------------
                                              Signature of Holder

                                   Exhibit B

     Incorporated by reference to Exhibit 10.16 filed herewith.

                                   EXHIBIT C
                                   ---------

                           EMPLOYEE NONCOMPETITION,
                   NONDISCLOSURE AND DEVELOPMENTS AGREEMENT
                   ----------------------------------------

     In consideration and as a condition of my employment or continued employment by SeaChange International, Inc. (the "Company"), I hereby agree with the Company as follows:

     1. During the period of my employment by the Company (the "Employment Period"), I will devote my full time and best efforts to the business of the Company. Further, during the period of my employment by the Company and for one year thereafter, I agree that I will not, directly or indirectly, alone or as a partner, officer, director, employee or stockholder of any entity, (a) engage in any business activity which is in competition with the products or services being developed, manufactured or sold by the Company or (b) solicit, interfere with or endeavor to entice away any employee of the Company. The period following the termination of my employment during which these restrictions apply (the "Post-employment Period") shall be extended by the length of any period of time during the Post-employment Period during which I am in violation of this paragraph.

     2. I will not at any time, whether during or after the Employment Period, reveal to any person or entity any of the trade secrets or confidential information concerning the organization, business or finances of the Company or of any third party which the Company is under an obligation to keep confidential (including but not limited to trade secrets or confidential information respecting inventions, products, designs, methods, know-how, techniques, systems, processes, software programs, works of authorship, customer lists, projects, plans and proposals), except as may be required in the ordinary course of performing my duties as an employee of the Company, and I shall keep secret all matters entrusted to me and shall not use or attempt to use any such information in any manner which may injure or cause loss or may be calculated to injure or cause loss, whether directly or indirectly, to the Company. Further, I agree that during and after the Employment Period I shall not make, use or permit to be used any notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials of any nature relating to any matter within the scope of the business of the Company or concerning any of its dealings or affairs otherwise than for the benefit of the Company, it being agreed that all of the foregoing shall be and remain the sole and exclusive property of the Company, and that immediately upon the termination of my employment I shall deliver all of the foregoing, and all copies thereof, to the Company, at its main office.

     3. If at any time or times during my employment, I shall (either alone or with others) make, conceive, create, discover, invent or reduce to practice any invention, modification, discovery, design, development, improvement, process, software program, work of authorship, documentation, formula, data, technique, know-how, trade secret or intellectual property right whatsoever or any interest therein (whether or not patentable or registrable under copyright, trademark or similar statutes or subject to analogous protection) (herein called "Developments") that (i) relates to the business of the Company or any customer of or supplier to the Company or any of the products or services being developed, manufactured or sold by the Company or which may be used in relation therewith, (ii) results from tasks assigned me by the Company or (iii) results from the use of premises or personal property (whether tangible or intangible) owned, leased or contracted for by the Company, then:

          (a) such Developments and the benefits thereof are and shall immediately become the sole and absolute property of the Company and its assigns, as works made for hire or otherwise;

          (b) I shall promptly disclose to the Company (or any persons designated by it) each such Development;

          (c) as may be necessary to ensure the Company's ownership of such Developments, I hereby assign any rights (including, but not limited to, any copyrights and trademarks) I may have or acquire in the Developments and benefits and/or rights resulting therefrom to the Company and its assigns without further compensation; and

          (d) I shall communicate, without cost or delay, and without disclosing to others the same, all available information relating thereto (with all necessary plans and models) to the Company.

     4. I will, during and after the Employment Period, at the request and cost of the Company, promptly sign, execute, make and do all such deeds, documents, acts and things as the Company and its duly authorized agents may reasonably require:

          (a) to apply for, obtain, register and vest in the name of the Company alone (unless the Company otherwise directs) letters patent, copyrights, trademarks or other analogous protection in any country throughout the world and when so obtained or vested to renew and restore the same; and

          (b) to defend any judicial, opposition or other proceedings in respect of such applications and any judicial, opposition or other proceedings or petitions or applications for revocation of such letters patent, copyright, trademark or other analogous protection.

          In the event the Company is unable, after reasonable effort, to secure my signature on any application for letters patent, copyright or trademark registration or other documents regarding any legal protection relating to a Development, whether because of my physical or mental incapacity or for any other reason whatsoever, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf and stead to execute and file any such application or applications or other documents and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or trademark registrations or any other legal protection thereon with the same legal force and effect as if executed by me.

     5. I agree that any breach of this Agreement by me will cause irreparable damage to the Company and that in the event of such breach the Company shall have, in addition to any and all remedies of law, the right to an injunction, specific performance or other equitable relief to prevent the violation of my obligations hereunder. I further agree and acknowledge that the post-employment non-competition provision set forth in Paragraph 1 hereof, and the remedies set forth in this paragraph, are necessary and reasonable to protect the business of the Company.

     6. I understand that this Agreement does not create an obligation on the Company or any other person or entity to continue my employment.

     7. No claim of mine against the Company shall serve as a defense against the Company's enforcement of any provision of this Agreement.

     8. I represent that the Developments identified in the pages, if any, attached hereto as Exhibit A comprise all the unpatented and unregistered copyrightable Developments which I have made, conceived or created prior to the Employment Period, which Developments are excluded from this Agreement. I understand that it is only necessary to list the title and purpose of such Developments but not details thereof.

     9. I further represent that my performance of all of the terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary information acquired by me in confidence or in trust prior to my employment by the Company. I have not entered into, and I agree I will not enter into, any agreement, either written or oral, in conflict with the terms of this Agreement.

     10. Any waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof.

     11. I hereby agree that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity, subject or otherwise so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.

     12. My obligations under this Agreement shall survive the termination of my employment regardless of the manner of such termination and shall be binding upon my heirs, executors, administrators and legal representatives.

     13. The term "Company" shall include SeaChange International, Inc. and any of its subsidiaries, subdivisions or affiliates. The Company shall have the right to assign this Agreement to its successors and assigns, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns.

     14. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts. Any claims or legal actions by one party against the other arising out of the relationship between the parties contemplated herein (whether or not arising under this Agreement) shall be governed by the laws of the Commonwealth of Massachusetts and shall be commenced and maintained in any state or federal court located in Boston, Massachusetts, and both parties hereby submit to the jurisdiction and venue of any such court.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the ________________________, 2000.


                                   Signature


                                   ______________________________

                                   EXHIBIT D
                                   ---------



                                             February __, 2001

Comcast SC Investment, Inc.
1500 Market Street
Philadelphia, PA 19102

Ladies and Gentlemen:

     We have acted as counsel for SeaChange International, Inc., a Delaware corporation (the "Company"), in connection with the Common Stock and Warrant Purchase Agreement dated February __, 2001 by and between you and the Company (the "Stock Purchase Agreement"). This opinion is furnished to you pursuant to and in satisfaction of Section 5.4 of the Stock Purchase Agreement. Capitalized terms used herein, unless otherwise defined herein, shall have meanings assigned to such terms in the Stock Purchase Agreement.

     In rendering our opinion, we have examined and relied upon originals or certified copies of the certificate of incorporation and by-laws, each as amended, of the Company, the Stock Purchase Agreement, the Warrant and the Registration Rights Agreement (the Stock Purchase Agreement, the Warrant and the Registration Rights Agreement together constitute the "Transaction Documents"), the certificate for the shares of Common Stock to be issued and delivered under the Stock Purchase Agreement, and such other documents as we have deemed necessary as a basis for the opinions hereinafter expressed.

     As to all matters of fact relevant to this opinion, we have assumed the completeness and accuracy of, and are relying upon, the statements set forth in certificates of public officials, officers of the Company and the representations and warranties of the Company and the other parties thereto set forth in the Transaction Documents, and have undertaken no independent verification of such facts.

     In our examination of the foregoing documents, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies, whether certified or not, and the completeness of the corporate minute books and other record books of the Company. For purposes of this opinion, we have assumed compliance by you with all laws and regulations relating to your authority to enter into the Transaction Documents and to effect the transactions contemplated thereby, we have assumed that you have all requisite power and authority and have taken all action necessary for you to enter the Transaction Documents and to effect such transactions contemplated thereby, and we have assumed that each of the Transaction Documents has been duly authorized, executed and delivered by you, and constitutes the valid, binding and enforceable obligation of you.

     Any reference to "our knowledge" or to matters "known to us" or "of which we have knowledge," or any variation thereof, shall mean the actual knowledge, but not including any constructive or imputed notice of any information, of attorneys in our firm who regularly perform services for the Company without any independent investigation, except for inquiry of officers of the Company.

     This opinion is based upon our knowledge of the law and facts as of the date hereof and assumes no event will take place in the future which would affect the opinions set forth herein. We assume no duty to communicate with you with respect to any change in law or facts which comes to our attention hereafter.

     Our opinion in paragraph 1 below as to due incorporation, valid existence and good standing of the Company is based solely on a certificate received from the Secretary of State of the State of Delaware, and such opinion is limited accordingly and is rendered on the date of such certificate.

     All opinions herein contained with respect to the enforceability of documents and instruments are qualified to the extent that: (a) the availability of equitable remedies, including without limitation, specific enforcement and injunctive relief, is subject to the discretion of the court before which any proceedings therefor may be brought; and (b) the enforceability of certain terms provided in the Transaction Documents may be limited by (i) applicable bankruptcy, reorganization, arrangement, fraudulent conveyance or transfer, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally as at the time in effect, (ii) general principles of equity and the discretion of a court in granting equitable remedies (whether enforceability is considered in a proceeding at law or in equity), or (iii) public policy.

     In addition, we express no opinion as to (i) waivers or provisions relating to delay or omission of enforcement of remedies, (ii) provisions dealing with the effect of invalidity or unenforceability of any provisions of the Transaction Documents on the validity or enforceability of any other provision thereof, (iii) the effect of the rules of law governing specific performance, injunctive relief or other equitable remedies, (iv) compliance with, or non-contravention of, state securities laws, (v) provisions relating to choice of law, (vi) anti-trust laws or regulations, (vii) anti-fraud laws or regulations, or (viii) the validity or enforceability of the indemnification and contribution provisions of the Stock Purchase Agreement and the Registration Rights Agreement. Furthermore, with respect to our opinions in paragraphs 2, 3, 4 and 8 below as to the Company's obligations under the Registration Rights Agreement, we assume compliance by the Company at such time with the registration requirements of the Securities Act.

     Based on the foregoing, we are of the opinion that:

     1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

     2. The Company has all requisite corporate power to conduct its business as it is now conducted, to execute and deliver the Transaction Documents, to consummate the transactions contemplated thereby and to perform its obligations thereunder.

     3. Each of the Transaction Documents has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms.


     4. The execution and delivery by the Company of the Transaction Documents and the consummation by the Company of the transactions contemplated thereby do not and will not conflict with, result in a violation of or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the Certificate of Incorporation or Bylaws of the Company, (ii) any Delaware corporate or federal law or regulation,
(iii) any mortgage, indenture, lease, contract or other agreement or instrument known to us to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries, properties or assets may be bound which has been filed with the SEC, or (iv) any permit, concession, franchise, license, judgment, order, decree or ruling known to us of any court or governmental authority applicable to the Company or any of its subsidiaries, properties or assets, except (A) in the case of (iii) and (iv), to the extent the effect of any such conflict, violation, default, termination, cancellation, acceleration or loss would not, individually or in the aggregate, have a Material Adverse Effect, or impair, delay or restrict the Company's power to perform its obligations with respect to the transactions contemplated by the Transaction Documents, and (B) in the case of (ii), any filings, consents or approvals required under the HSR Act that may be required with respect to the issuance of the Warrant Shares.

     5. The Shares, the Additional Shares (if any) and the Warrant Shares have been duly and validly authorized for issuance and, when issued upon payment therefor in accordance with the terms of the Stock Purchase Agreement and the Warrant, respectively, will be duly authorized, validly issued, fully paid and nonassessable. The Company has duly and validly reserved the Warrant Shares for issuance upon exercise of the Warrant. Neither the issuance, sale nor delivery of the Shares, the Additional Shares (if any), the Warrant or the Warrant Shares is subject to any statutory or, to the best of our knowledge, other preemptive right of any of the stockholders of the Company that has not been waived or complied with.

     6. Except (i) as disclosed in the Filed SEC Documents and (ii) stock options issued and employee stock purchases made under the Company's stock option, stock incentive and stock purchase plans described in the Filed SEC Documents, to the best of our knowledge, (i) there is no commitment or arrangement to issue, and there are no outstanding options, warrants or other rights providing for the issuance of, any shares of capital stock of the Company, or any security or instrument that by its terms is convertible into or exercisable or exchangeable for capital stock of the Company, to any person, and
(ii) no person or entity has the right to require the registration under the Securities Act of shares of Common Stock or other securities of the Company by reason of the filing or effectiveness of the Registration Statement.

     7. To the best of our knowledge, there is no litigation, adversarial proceeding or governmental investigation pending or overtly threatened against the Company that relates to any of the transactions contemplated by the Transaction Documents.

     8. Based in part on the representations of the Purchaser in Sections 4.3 through 4.8 of the Stock Purchase Agreement, no consent, approval, order or authorization of, or registration, designation, declaration or filing with, any Delaware corporate or federal governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Transaction Documents or the consummation by the Company of the transactions contemplated thereby, except for (a) the Company's filing with the SEC of (i) a Form D pursuant to Regulation D promulgated by the SEC pursuant to the Securities Act, and (ii) a registration statement on Form S-1 with respect to the registration of the Shares and the Warrant Shares and (b) with respect to the issuance of the Warrant Shares, any filings, consents or approvals required under the HSR Act.

     We are members of the bar of the Commonwealth of Massachusetts and have not made an independent review of the laws of any state or jurisdiction other than those of the Commonwealth of Massachusetts, the federal securities laws of the United States of America, and the General Corporation Law of the State of Delaware ("DGCL"). With respect to any and all opinions rendered herein, to the extent such opinions would otherwise purport to opine on matters governed by laws other than the laws of the Commonwealth of Massachusetts, the DGCL and the federal securities laws of the United States of America, we have assumed with your consent that such laws are identical in all respects to the laws of the Commonwealth of Massachusetts. Accordingly, we express no opinion herein with respect to the laws of any state or jurisdiction other than those of the Commonwealth of Massachusetts, the federal securities laws of the United States of America, and the DGCL. For the purposes of this opinion, we have assumed that the facts and law governing the performance by the Company under the Transaction Documents will be identical to the facts and law governing such performance as of the date of this opinion.

     The opinions herein expressed are solely for the benefit and information of, and may be relied upon solely by you and no other person shall be entitled to rely upon the opinions herein expressed. Except with our prior written consent, the opinions herein expressed are not to be used, circulated, quoted or otherwise referred to nor are they to be filed with any governmental agency or any other person. The opinion is rendered solely for purposes of the transaction contemplated by the Stock Purchase Agreement and may not be relied upon for any other purpose.


                                    Very truly yours,

                                    TESTA, HURWITZ & THIBEAULT, LLP

                                   EXHIBIT E
                                   ---------

                  CONFIDENTIALITY AND NONDISCLOSURE AGREEMENT
                  -------------------------------------------


     AGREEMENT dated as of February __, 2001, by and between SeaChange International, Inc., a Delaware corporation, with its principal offices at 124 Acton Street, Maynard, Massachusetts 01754 (the "Company"), and Comcast SC Investment, Inc., a Delaware corporation ("Recipient").

     WHEREAS, the Company is the owner and/or holder of certain confidential information (hereinafter the "Confidential Information"), identified in paragraph (1), below; and

     WHEREAS, the Company may be requested or required to disclose confidential information to Recipient or its affiliates pursuant to Recipient's board observer rights and due diligence rights; and

     WHEREAS, the Company wishes to maintain in confidence the Confidential Information and Recipient recognizes the necessity of maintaining the strictest confidence with respect to said information.

     In consideration of the mutual agreements and covenants herein, as well as other valuable consideration received, the parties agree as follows:

1. "Confidential Information" consists of any trade secrets or otherwise confidential information concerning the organization, products, technology, business or finances of the Company or of any third party which the Company is under an obligation to keep confidential, including but not limited to proprietary information respecting inventions, products, designs, methods, know-how, systems, processes, software programs, works of authorship, financial records and data, customer lists, projects, plans and proposals disclosed to Recipient by the Company, orally, visually or in tangible form. Confidential Information shall not include any information that Recipient can demonstrate was (a) publicly known at the time of disclosure to it, or becomes publicly known through no act of Recipient; (b) rightfully received from a third party without a duty of confidentiality known to Recipient; (c) developed by it on a completely independent basis; or (d) required to be disclosed by Recipient by law or through judicial or governmental order, in which case (d) Recipient shall promptly notify the Company and cooperate with the Company, at the Company's expense, in contesting such order or in protecting the Company's rights prior to disclosure.

2. During the period in which, and to the extent that, Recipient actually exercises its board observer rights or due diligence rights and receives Confidential Information pursuant thereto, for a period of two years from the date of disclosure, Recipient shall maintain in confidence and not disclose any Confidential Information, using the same degree of care, but no less than reasonable care, as used to protect its own confidential information of like nature.

3. Recipient may use the Confidential Information only for the permitted purpose of evaluating Recipient's ownership, purchase or sale of the Company's securities or of evaluating the possibility of a further business relationship with Company (hereinafter the "Permitted Purpose"). Recipient may disclose the Confidential Information only to its employees or its other duly authorized representatives who need to know such information for the effective performance of their duties and who are contractually or otherwise bound to protect such information.

4. Confidential Information may not be reproduced, except as required for the limited Permitted Purpose outlined above.

5. Recipient agrees not to remove any proprietary rights legend from, and upon Company's reasonable request shall add such legend to, materials disclosing or embodying Confidential Information.

6. In order to assist the Company in complying with Regulation FD under the United States securities laws, Recipient acknowledges that the United States securities laws prohibit persons having access to any material, nonpublic information received from the Company from purchasing or selling the Company's publicly traded securities or from communicating any such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Recipient agrees to advise its directors, officers, shareholders, employees and representatives of its advisors who receive confidential information pursuant to paragraph (3) hereof accordingly.

7. Each provision of this Agreement shall be treated as a separate and independent clause, and the enforceability of any one clause shall in no way impair the enforceability of any other clauses herein. Moreover, if one or more of the provisions herein contained shall for any reason be held excessively broad so as to be unenforceable at law, the appropriate judicial body shall construe such provision by limiting or reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.

8. Any waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof.

9. This Agreement and all aspects of the relationship between the parties hereto shall be construed and enforced in accordance with and governed by the internal laws of the Commonwealth of Massachusetts without regard to its conflict of laws provisions. Any claims or legal actions by one party against the other may be commenced and maintained in any state or federal court located in Massachusetts, and both parties hereby submit to the non-exclusive jurisdiction and venue of any such court.

10. Notwithstanding any of the foregoing, the Company acknowledges that (a) Recipient and its affiliates engage in a wide variety of activities and have investments in many other companies, (b) it is critical to Recipient that Recipient and its affiliates be permitted to continue to develop their current and future businesses and investment activities without any restriction arising from an investment by Recipient or any of its affiliates in the Company, the right of Recipient to designate a board observer or any relationship, contractual or otherwise, between Recipient or any of its affiliates and the Company or any of its affiliates, and (c) from time to time, in connection with the foregoing activities of Recipient and its current and future affiliates (the "Activities"), Recipient and its affiliates may have information that may be useful to the Company (which information may or may not be known by any board observer designated by Recipient). The Company further acknowledges that (i) the Company does not intend or desire that the relationship of Recipient and any of its affiliates with the Company and any of its affiliates (A) interfere with or impose conditions or restrictions on any of the Activities of Recipient or any of its current or future affiliates, or (B) confer upon the Company any right to participate in any of the Activities of Recipient or any of its affiliates, and (ii) the Company intends and desires that (X) Recipient and its affiliates shall be free to engage in the Activities in any capacity, whether active or passive, without any obligation or liability to the Company or to its shareholders, including, without any limitation, any obligation to offer the Company a right to acquire, participate or have any interest of any nature whatsoever in any of such Activities, and (Y) Recipient, its affiliates and any board observer designated by Recipient shall have no duty to disclose any information known to such person to the Company; provided, however, that this paragraph (10) shall not relieve Recipient, its affiliates or any board observer designated by Recipient of its or his duty of confidentiality with respect to information pertaining to the Company.

     IN WITNESS WHEREOF, the parties have executed this Confidentiality and Nondisclosure Agreement as of the date first above written.


SEACHANGE INTERNATIONAL, INC.           COMCAST SC INVESTMENT, INC.


By:                                     By:
   ------------------------------          ------------------------------

Title:                                  Title:
      ---------------------------             ---------------------------